POST-EMPLOYMENT BENEFITS	12 Months Ended
Dec. 31, 2020
Post Employment Benefits Abstract
POST-EMPLOYMENT BENEFITS

The Company provides post-employment benefits for former Canadian employees who retired on immediate pension prior to 1997. The post-employment benefits provided include life insurance and medical and dental benefits as set out in the applicable group policies. No post-employment benefits are provided to employees outside the employee group referenced above. The post-employment benefit plan is not funded.

The effective date of the most recent actuarial valuation of the accrued benefit obligation is October 1, 2020. The amount accrued is based on estimates provided by the plan administrator which are based on past experience, limits on coverage as set out in the applicable group policies and assumptions about future cost trends. The significant assumptions used in the most recent valuation are listed below:

●	Discount rate of 1.75%;

●	Medical cost increase trend rate of 4.09% in 2020, grading up to 5.30% per year by 2026, staying flat at 5.30% per year from 2026 to 2030 and then grading down to 4.05% per year from 2031 through to 2041; and

●	Dental cost increase trend rate of 4.50% in 2020, grading up to 5.30% per year by 2026, staying flat at 5.30% per year from 2026 to 2030 and then grading down to 4.05% per year from 2031 through to 2041.

The post-employment benefits balance consists of:

	At December 31	At December 31
(in thousands)	2020	2019

Accrued benefit obligation	$1,361	$2,258
	$1,361	$2,258

Post-employment benefits-by balance sheet presentation:
Current	$120	$150
Non-current	1,241	2,108
	$1,361	$2,258

The post-employment benefits continuity summary is as follows:

(in thousands)	2020	2019

Balance-January 1	$2,258	$2,295
Accretion	57	70
Benefits paid	(90)	(107)
Experience gain adjustment	(864)	—
Balance-December 31	$1,361	$2,258